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                                                                Exhibit 10.bb

                               FIRST AMENDMENT TO
                     HUFFY CORPORATION MASTER BENEFIT TRUST
                              AGREEMENT AS RESTATED
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WHEREAS, Huffy Corporation (the "Company") and Bank One Trust Company, N.A. (the
"Trustee") entered into a Master Benefit Trust Agreement as Restated, effective June 9, 1995 (the "Agreement");

WHEREAS, the Company and the Trustee desire to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee adopt the following Amendment to the Agreement, effective January 1, 1996:

1.    SCHEDULE B. Schedule B is hereby amended to include the following plan:
      Deferred Compensation Plan II, effective January 1, 1996.

2. AFFIRMATION. Except as set forth in this Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed as of the date first written above.


                                       HUFFY CORPORATION


                                       By:  /S/ NANCY A. MICHAUD
                                           ----------------------------------


                                       Its: VICE PRESIDENT - GENERAL COUNSEL
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                                            AND SECRETARY
                                           ---------------

                                       BANK ONE TRUST COMPANY, N.A.


                                       By:  /S/ LOUIS W. FELDMANN, III
                                           ----------------------------------

                                       Its: VICE PRESIDENT
                                           ----------------------------------